UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

May 1, 2015
Date of Report
(Date of Earliest Event Reported)

RAVEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

South Dakota	001-07982	46-0246171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107, Sioux Falls, SD 57117-5107
(Address of principal executive offices)

(605) 336-2750
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 1, 2015, Raven Industries, Inc. (the “Company”) terminated the employment of Matthew T. Burkhart, Vice President and General Manager of the Applied Technology Division. Mr. Burkhart will receive severance benefits pursuant to existing agreements.

As stated in the Press Release dated May 5, 2015, Brian E. Meyer was named by the Company to the position of Vice President and General Manager of the Applied Technology Division. Mr. Meyer joined Raven in 2010 as its Chief Information Officer.

The Company issued a press release announcing the appointment of Mr. Meyer. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
(d)	Exhibits
99.1	Raven Industries, Inc. Press Release Dated May 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2015

RAVEN INDUSTRIES, INC.
/s/ Stephanie Herseth Sandlin
Stephanie Herseth Sandlin
General Counsel and Vice President of Corporate Development, Secretary